WALDEN ASSET MANAGEMENT FUND | WALDEN ASSET MANAGEMENT FUND
WALDEN ASSET MANAGEMENT FUND

Effective May 1, 2013, the Paragraph under “Principal Investment Strategies” appearing on page 11 of the Prospectus and page 1 of the Summary Prospectus of the Walden Asset Management Fund, is restated to read:

The Fund will invest in a diversified portfolio of stocks, bonds and money market instruments, with at least 20% of the Fund’s assets invested in each of the following categories: i) domestic and foreign equity securities, such as common and preferred stock and (ii) fixed-income securities, such as U.S. government and agency securities, corporate bonds and money market funds. The Fund may invest in companies of any size, but generally focuses on large capitalization companies. The portion of the Fund invested in equity and fixed income securities will vary based on the Adviser’s assessment of the economic and market outlook and the relative attractiveness of stocks, bonds and money market instruments. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Fund will purchase fixed income securities that are primarily rated investment grade, but may invest up to 20% of its total assets in fixed-income securities that are considered non-investment grade. The Fund also may invest up to 5% of its total assets in community development loan funds or financial institutions supporting the economic development of underserved populations and communities. The Fund may invest up to 25% of its assets in foreign securities.